USA TRUCK
USA TRUCK

Forward-Looking Statement

This information and the statements made at this conference presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.
These statements generally may be identified by their use of terms or phrases such as
“expects,” “estimates,” “anticipates,” “projects,” “believes,” “plans,” “intends,”
“may,” “will,” “should,” “could,” “potential,” “continue,” “future,” and terms or phrases of similar substance.  Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  Accordingly, actual results may differ from those set forth in the forward-looking statements.  Readers should review and consider the factors that may affect future results and other disclosures by the Company in its reports, Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission. We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this conference presentation might not occur.

USA TRUCK

[redacted] [redacted]

August 2007 | December 2010 | December 2013

Project People	Better Brokerage Model
Project Velocity	Launch Intermodal
War on Accidents	Project Tech
Yield Management	Cost Structure

VISION PLANNING EXECUTION

The VEVA* Plan (Unveiled August 2008)
* We call our strategic plan Vision for Economic Value-Added, or VEVA
1.0 x Book Value
2 % ROC
98% OR
3.0 x Book Value
10% ROC
89% OR
4.0 x Book Value
< 89% OR
PHASE I - Earn Cost of Capital
PHASE II - Earnings Growth
RESULTS WE WILL NEED
Improved Earnings Consistency
Earn Our Cost of Capital
Position for L-T Growth
RESULTS WE WILL NEED
Sustained Earnings Growth > 10%
Positive Economic Value Added
HOW WE’LL DO IT
HOW WE’LL DO IT
Intermodal Growth
Brokerage Growth
Niche Dedicated Launch
General Freight Acquisitions
Share Repurchases/Dividends

USA TRUCK

[redacted]

[redacted]

USA TRUCK

VISION PLANNING EXECUTION

Project People
2007 Peer Average (Our Original Goal)
3.9:1
2007 USA Truck
3.2:1
4.0:1
2009 USA Truck
Driver to Non-Driver Ratio
Non-Drivers
-176 or -22%

2007
2007
3Q09
3Q09
Improvement
Improvement
Project Velocity
Length of Haul
784
577
- 26%
Velocity (Fleet Turns Per Week)
2.5
3.0
+ 20%

2007
2007
3Q09
3Q09
Improvement
Improvement
War on Accidents
DOT Accidents Per Million Miles
1.1
0.8
- 27%
Total Accidents Per Million Miles
9.6
8.1
- 16%
Insurance & Claims (% Revenue)
8.0%
6.6%
- 140 bps

USA TRUCK

$1.43
$1.49
2007
3Q09

	Week 20	Week 40	Improvement
		32%	- 10%
		$1.32	+ 6%

VISION PLANNING EXECUTION

Yield Management
% of Outbound Loads
Trucking Revenue Per Loaded Mile
Backhaul Management Example
42%
$1.24
Trucking Revenue Per Loaded Mile

USA TRUCK

Existing Brokerage Offices
Future Brokerage Offices

VISION PLANNING EXECUTION

2007
2007
3Q09
3Q09
Improvement
Improvement
Improve Brokerage Model
Brokerage Employees
10
30
+ 200%
Gross Profit Per Week (thousands)
$34.6
$58.1
+ 68%

[redacted]

4,689
2,520
1
2007
2008
2009 YTD
(as of 09/30)

VISION PLANNING EXECUTION

Launch Intermodal Model
Load Count
+86%

USA TRUCK

[redacted]

2008 Upgrades

2009 Upgrades

2010 Upgrades

Accounting
Accounts Payable
Trucking Operations

VISION PLANNING EXECUTION

Project Tech
Business Intelligence
Corporate Website
Customer Relationship Management
Lane Analysis
Operational Decision Support
Modernizing Our Technology Infrastructure
Accounts Payable
Accounts Receivable
Brokerage Operations
Intermodal Operations
Pricing

Other Strategic Initiatives
2007
2007
3Q09
3Q09
Improvement
Improvement
Fixed Costs Per Month (millions)
$10.4
$9.5
- 9%
Owner-Operator Tractors
143
+ 276%
Company-Owned Tractors
2,461
2,149
- 13%

The VEVA* Plan (Unveiled August 2008)
* We call our strategic plan Vision for Economic Value-Added, or VEVA
1.0 x Book Value
2 % ROC
98% OR
3.0 x Book Value
10% ROC
89% OR
4.0 x Book Value
< 89% OR
RESULTS WE WILL NEED
Improved Earnings Consistency
Earn Our Cost of Capital
Position for L-T Growth
RESULTS WE WILL NEED
Sustained Earnings Growth > 10%
Positive Economic Value Added
HOW WE’LL DO IT
HOW WE’LL DO IT
Intermodal Growth
Brokerage Growth
Niche Dedicated Launch
General Freight Acquisitions
Share Repurchases/Dividends
PHASE I - Earn Cost of Capital
PHASE II - Earnings Growth

USA TRUCK

Obvious Problems

- Freight Depression
- Excess Industry Capacity

VISION PLANNING EXECUTION

Why Aren’t We Profitable?
 • Pricing Processes, Technology and
 Strategy
 • Evolution of an Existing Network
 • Shortening Length-of-Haul
 • Network Imbalances
 • Lack of Network Density
 • VEVA Learning Curve
Visible Causes
Root Cause

USA TRUCK

[redacted]

$1.30
$1.31
$1.34
$1.36
$1.46
$1.54
$1.40
USAK
Peer C
Peer B
Peer E
Peer D
Peer A
Peer Avg

$1.33
$1.24
$1.27
$1.26
$1.44
$1.48
$1.34
USAK
Peer C
Peer B
Peer E
Peer D
Peer A
Peer Avg

VISION PLANNING EXECUTION

Ineffective Pricing
Base Revenue per Total Mile*
* Asset-based operations only
Source: SEC Documents and USA Truck, Inc.
Year Ended December 31, 2008
Quarter Ended September 30, 2009

USA TRUCK

Bids
PRICING

Track #1: Foundational Initiatives

Track #2: Pricing (network strategy)

VISION PLANNING EXECUTION

What Are We Doing About It?

Pricing Department Reorganization

- ✓ Upgraded personnel
- ✓ Changed leadership
- ✓ Developed and deployed technology
- ✓ Enhanced processes
- ✓ Executive involvement

VISION PLANNING EXECUTION

Implementing the Spider Web
 ✓ 20% expansion
 ✓ Doubled field representation
 ✓ Upgraded 1/3 of personnel
Sales Department Reorganization

Current
Current
Network
Network
Spider Web
Network
Spider Web
Network
Potential
Potential
Improvement
Improvement
Implementing the Spider Web
+ 1¢ Net RPM ≈ 75 bps ≈
$0.14 EPS annually
Quarterly Base Revenue > $85 mm ≈ 65% O.R.
Operating Model Leverage
Length of Haul
577
450 - 500
- 18%
Trucking Revenue per Loaded Mile
$1.49
$1.65 - $1.70
+ 12%
Average Weekly Load Volume
6,383
10,000-11,000
+ 65%
Lanes
5,800
1,400
- 76%
Compliance with Spider Web
37%
≈100%
+ 63%

USA TRUCK

Vision and Plan to Create Shareholder Value

+

Strong Core Management, Cost Discipline and Customer Base

+

Substantial Operating Leverage

+

Deeply Discounted Stock Valuation

USA TRUCK®

BUILDING FOR A STRONG FUTURE

VISION PLANNING EXECUTION

Why Invest In USA Truck?

USA TRUCK
USA TRUCK